PRESS RELEASE

Dick's Sporting Goods Announces $200 Million Share Repurchase Program; Narrows Earnings Guidance Range and Updates Consolidated Same Store Sales Outlook

PITTSBURGH, Pa., January 12, 2012 - Dick's Sporting Goods, Inc. (NYSE: DKS) announced today that its Board of Directors has authorized a share repurchase program of up to $200 million of the Company's common stock over the next 12 months. The Company is also narrowing its consolidated earnings per diluted share guidance and revising its consolidated same store sales outlook for the fourth quarter and full year 2011.

Share Repurchase Program

The Company is initiating the repurchase program to offset the dilutive effect of the issuance of shares expected in connection with the expiration in 2013 of a substantial number of stock options issued following the Company's 2002 initial public offering, which are anticipated to be exercised in 2012. The Company will finance the repurchases from cash on hand.

The repurchases, which may be made in privately-negotiated transactions or in the open market as permitted by Securities Exchange Act Rule 10b-18, including pursuant to a Securities Exchange Act Rule 10b5-1 repurchase plan, could begin immediately and may occur from time-to-time in the future. The Company may suspend or discontinue this repurchase program at any time.

Guidance

The Company now expects consolidated earnings per diluted share to be $0.87 to 0.88 for the fourth quarter of 2011. For full year 2011, non-GAAP consolidated earnings per diluted share are expected to be $2.01 to 2.02. The Company's fourth quarter and full year 2011 revised expectations compare to original guidance of $0.87 to 0.89 and $2.01 to 2.03, respectively, as previously disclosed in its press release dated November 15, 2011. Non-GAAP earnings per diluted share exclude a gain on sale of investment and the favorable impact of lower litigation settlement costs.

The Company also expects fourth quarter 2011 consolidated same store sales to be slightly negative to slightly positive compared to the original outlook of flat to an increase of 1%. This outlook comes on top of a 9.3% increase in consolidated same store sales in the fourth quarter of 2010. The consolidated same store sales for the full year 2011 are expected to approach 2% compared to the previous outlook of approximately 2%, and on top of an increase of 7.2% in fiscal 2010.

"At the time of our third quarter earnings announcement we noted that our guidance was predicated on normal winter weather patterns," said Edward W. Stack, Chairman and CEO. "While the warmer- and drier-than-normal winter has impacted our same store sales and inventory levels, sales and gross margin pressure has been minimized due to better than anticipated operating leverage, resulting in anticipated full year EPS growth of 23 to 24%."

In accordance with standard practice, the Company's fourth quarter and full year 2011 results along with additional detail regarding 2012 expectations will be provided in the March 2012 fourth quarter and full year 2011 earnings announcement.

About Dick's Sporting Goods, Inc.

Dick's Sporting Goods, Inc. is an authentic full-line sporting goods retailer offering a broad assortment of brand-name sporting goods equipment, apparel and footwear in a specialty store environment. The Company also owns and operates Golf Galaxy, LLC, a golf specialty retailer. As of January 12, 2012, the Company operates 480 Dick's Sporting Goods stores in 43 states, 81 Golf Galaxy stores in 30 states and e-commerce websites and catalog operations for both Dick's Sporting Goods and Golf Galaxy. Dick's Sporting Goods, Inc. news releases are available at www.dickssportinggoods.com/investors. The Company's website is not part of this release.

Non-GAAP Financial Measures

In addition to reporting the Company's financial results in accordance with generally accepted accounting principles ("GAAP"), the Company provides information regarding earnings per diluted share adjusted for gain on sale of investment and litigation settlement costs. This measure is considered non-GAAP and is not preferable to GAAP financial information; however, the Company believes this information provides an additional measure of performance that the Company's management, analysts and investors can use to compare core, operating results between reporting periods. Earnings per diluted share adjusted for gain on sale of investment and litigation settlement costs is calculated by adjusting GAAP net income before income taxes to exclude the effects of gain on sale of available-for-sale securities and expenses associated with a litigation settlement. Reconciliations for this non-GAAP measure for the applicable, completed periods during fiscal 2011 are provided on the Company's website at www.dickssportinggoods.com/investors.

Forward-Looking Statements Involving Known and Unknown Risks and Uncertainties

Except for historical information contained herein, the statements in this release or otherwise made by our management in connection with the subject matter of this release are forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) and involve risks and uncertainties and are subject to change based on various important factors, many of which may be beyond our control. Our future performance and financial results may differ materially from those included in any such forward-looking statements and such forward-looking statements should not be relied upon by investors as a prediction of actual results. You can identify these statements as those that may predict, forecast, indicate or imply future results, performance or advancements and by forward-looking words such as "believe", "anticipate", "expect", "estimate", "predict", "intend", "plan", "project", "goal", "will", "will be", "will continue", "will result", "could", "may", "might" or other words with similar meanings. Forward-looking statements include, among other things, statements about our future expectations regarding growth, revenues, earnings, profitability, spending, margins, costs, liquidity, store openings and operations, inventory, private brand products, our actions, plans or strategies.

The following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results, and could cause actual results for fiscal 2011 and beyond to differ materially from those expressed or implied in any forward-looking statements included in this release or otherwise made by our management: continuation of the ongoing economic and financial downturn and other changes in macroeconomic factors or market conditions that impact consumer spending; changes in the general economic and business conditions and in the specialty retail or sporting goods industry in particular; fluctuations in our quarterly operating results or same store sales; volatility in our stock price; our ability to access adequate capital; competition in the sporting goods industry; limitations on the availability of attractive store locations; inability to manage our growth, open new stores on a timely basis or expand successfully in new and existing markets; changes in consumer demand; unauthorized disclosure of sensitive, personal or confidential information; disruptions in our or our vendors' supply chains; factors affecting our vendors, including potential increases in the costs of products, their ability to maintain their inventory and production levels and their ability or willingness to provide us with sufficient quantities of products at acceptable prices; factors that could negatively affect our private brand offerings; risks and costs relating to product liability claims, product recalls and the regulation of and other hazards associated with certain products we sell; the loss of our key executives; costs and risks associated with increased or changing laws and regulations affecting our business; our ability to secure and protect our intellectual property; risks relating to operating as a multi-channel retailer, including the impact of rapid technological change, internet security and privacy issues and the threat of systems failure or inadequacy; problems with our current management information systems or software; disruption at our distribution facilities; the seasonality of our business; regional risks because our stores are generally concentrated in the eastern half of the United States; costs and risks related to litigation or other claims against us; costs and uncertainties associated with pursuing strategic acquisitions; our ability to meet our labor needs; currency exchange rate fluctuations; risks associated with our Chief Executive Officer and his relatives' controlling interest in the Company; the impact of foreign instability and conflict; our anti-takeover provisions, which could prevent or delay a change in control of the Company; and impairment in the carrying value of goodwill or other acquired intangibles.

Known and unknown risks and uncertainties are more fully described in the Company's Annual Report on Form 10-K for the year ended January 29, 2011 as filed with the Securities and Exchange Commission ("SEC") on March 18, 2011 and in other reports filed with the SEC. In addition, we operate in a highly competitive and rapidly changing environment; therefore, new risk factors can arise, and it is not possible for management to predict all such risk factors, nor to assess the impact of all such risk factors on our business or the extent to which any individual risk factor, or combination of risk factors, may cause results to differ materially from those contained in any forward-looking statement. We do not assume any obligation and do not intend to update any forward-looking statements except as may be required by the securities laws.

Contact

Timothy E. Kullman, EVP - Finance, Administration, and Chief Financial Officer or

Anne-Marie Megela, Director, Investor Relations

(724) 273-3400

investors@dcsg.com